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                                                                   EXHIBIT 10.22


                               SERVICES AGREEMENT
                                     BETWEEN
                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                          AND STONE PINE ATLANTIC, LLC


         THIS SERVICES AGREEMENT is effective as of February 1, 1997 between Consolidated Capital of North America, Inc. (the "Corporation") and Stone Pine Atlantic, LLC.

         WHEREAS, the Corporation is in need of the services of Stone Pine Atlantic, LLC and its affiliated companies (together referred to herein as "SPA") in connection with the management and development of the business of the Corporation; and

         WHEREAS, SPA is recognized for its credentials, judgment and experience in such field, and the parties desire to enter into this Agreement for their mutual benefit.

         1. RESPONSIBILITIES OF SPA. In consideration of the benefits provided in paragraph 3 of this Agreement:

            (a) SPA will provide administrative, accounting, investor relations, advisory and related services to the Corporation;

            (b) SPA will perform such duties for the Corporation as are herein identified at such time and place as the Corporation and SPA mutually agree; and

            (c) SPA will periodically report to the Board of Directors of the Corporation as requested from time to time.
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         2. DUTIES OF SPA. SPA will provide to the Corporation and its subsidiaries the following:

         (a) Accounting and related services;

         (b) Investor relations services;

         (c) Administrative services;

         (d) Investment banking services;

         (e) Assistance in analyzing, structuring, negotiating and effecting merger and acquisition transactions involving the Corporation and its subsidiaries;

         (f) Assistance in analyzing, structuring, negotiating and effecting financing transactions involving the Corporation and its subsidiaries;

         (g) Assistance in analyzing, structuring, negotiating and effecting stock offerings by the Corporation;

         (h) General business advice regarding the Corporation and its subsidiaries; and

         (i) Such other services as are requested of SPA by the Corporation and its subsidiaries and which are reasonably related to the scope of SPA's engagement.

         3. PAYMENTS FOR SERVICES. In consideration for the services provided by SPA as specified in Section 1 and Section 2 above, and other good and valuable consideration, the Corporation agrees that:

            (a) The Corporation shall pay SPA a monthly fee of ten thousand ($10,000) plus reimbursement for the cost of providing the services set forth in
Section 2(a)-(c) above. All such compensation shall be payable monthly in arrears within seven days of the last business day of the month for which services have been provided.

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            (b) SPA shall be entitled to reimbursement for all other reasonable business expenses incurred on behalf of the Corporation upon submission of appropriate written receipts therefor.

         4. DURATION. This Agreement will be in effect for a period of five (5) years, subject to automatic renewals of one (1) year unless either party to this Agreement provides written notice of non-renewal to the other party at least ninety (90) days prior to the expiration of the initial or any renewal term of this Agreement. These terms may be modified as mutually agreed upon by the parties at any time.

         5. VOLUNTARY TERMINATION BY SPA. SPA has the option to terminate this Agreement at any time for any reason upon thirty (30) days' written notice.

         6. TERMINATION OF AGREEMENT BY THE COMPANY.

            (a) WITHOUT CAUSE. The Corporation may terminate this Agreement at any time upon written notice; however, in the event this provision is exercised by the Corporation, SPA shall not receive less compensation than would otherwise be due to SPA for the remainder of the term of this Agreement.

            (b) WITH CAUSE. The Corporation may terminate this Agreement for cause, effective upon written notice, and upon such a termination the Corporation shall be obligated to pay SPA fees and any expense reimbursement only through the date of termination. For purposes of this paragraph, "cause" shall mean that SPA has: (i) knowingly acted fraudulently in SPA's relations with the Corporation, (ii) misappropriated or done material, intentional damage to the property of the Corporation, (iii) willfully and materially failed to follow a legal and reasonable order or directive by the Chairman of the Board of Directors of the Corporation


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(which order or directive is consistent with the provisions of this Agreement), or (iv) been grossly negligent in the performance of the duties as described herein.

         7. CONFIDENTIALITY AND NON-COMPETITION.

            (a) SPA hereby agrees that during the term of this Agreement and at all times thereafter, SPA shall: (i) keep secret and confidential and not make any written or oral announcement or disclosure of (other than as permitted herein) SPA's discussions with the Corporation or any information about, or directly or indirectly pertaining to, the business, strategy, properties, or prospects of the Corporation or any of its subsidiaries or affiliates ("Confidential Information") except to those agents of SPA who have a direct need to know such information; (ii) not use any Confidential Information to obtain a commercial, trading or other advantage; (iii) at any time on request from the Corporation return any written record of any Confidential Information or other record in any form in SPA's possession; and (iv) promptly notify the Corporation if any Confidential Information is required to be disclosed by reason of law or governmental or other regulation and cooperate with the Corporation regarding the manner of such disclosure or any action which the Corporation, at its sole cost and expense, may elect to take to challenge legally the validity of such requirement.

            (b) The above undertakings shall not apply to information which: (i) becomes generally available to the public other than as a result of disclosure by SPA or any party to whom SPA has disclosed it or other than by way of any breach of any obligation of confidentiality; (ii) SPA can demonstrate was in SPA's possession at the time of disclosure to SPA and which SPA lawfully acquired other than from the Corporation or any of its subsidiaries;


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(iii) was otherwise available in the public domain; or (iv) was disclosed with the Corporation's consent.

         8. SEVERABILITY. Each paragraph and subparagraph of this Agreement shall be construed and considered separate and separable from the validity and enforceability of any other provision contained in this Agreement.

         9. TITLES AND HEADINGS. Titles and headings to paragraphs hereof are for purposes of reference only and shall in no way limit, define or otherwise affect the provisions hereof.

         10. COLORADO LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without giving effect to any conflicts of law doctrines.

         11. COUNTERPARTS. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart.

         12. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto and may be modified or amended only by a written instrument executed by both parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement which is effective as of the date first set forth above.

                                             CONSOLIDATED CAPITAL OF
                                             NORTH AMERICA, INC.


                                    By:      /s/ Peter W. Damisch
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                                             Peter W. Damisch
                                             President

                                             STONE PINE ATLANTIC, LLC


                                    By:      /s/ Paul Bagley
                                             ----------------------------------
                                             Paul Bagley
                                             Manager


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